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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 7/31
Date of reporting period: 7/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders July 31, 2010

Invesco Van Kampen Dynamic Credit Opportunities Fund

NYSE: VTA

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
23	Financial Statements
27	Financial Highlights
28	Notes to Financial Statements
36	Auditor's Report
37	Approval of Investment Advisory and Sub-Advisory Agreements
39	Tax Information
40	Results of Proxy
T-1	Trustees and Officers

Annual Report to Shareholders	August 31, 2009

AIM Multi-Sector Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, Van Kampen Dynamic Credit Opportunities Fund was renamed Invesco Van Kampen Dynamic Credit Opportunities Fund. On June 25, 2010, Scott Baskind and Gregory Stoeckle became responsible for managing the Fund. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended July 31, 2010, Invesco Van Kampen Dynamic Credit Opportunities Fund returned 24.53% at net asset value (NAV) and 30.65% at market value.

Performance
Total returns, 7/31/09 to 7/31/10

Fund at NAV	24.53%

Fund at Market Value	30.65

Market Price Discount to NAV	-4.71

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the potential to provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.
     Our proprietary systems generate “alert lists” that trigger immediate reviews of credits when they fall below price targets, are rated BB or lower or are performing off plan. The active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?

■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Top 10 Issuers

1.	Spirit Issuer PLC	2.2%

2.	First Data Corporation	2.2

3.	CB Bus AB	2.1

4.	Ardagh Glass Finance	1.8

5.	Nyco Holdings	1.8

6.	Versatel AG	1.7

7.	Alliance Boots Holdings Limited	1.7

8.	Ontex Senior Loan	1.6

9.	Sensata Technologies B.V.	1.5

10.	ProSiebenSat.1 Media AG	1.4

Total Net Assets	$927.1 million

Total Number of Holdings	398
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Portfolio Composition*
Moody’s Credit Rating Distribution

A	0.8%

Baa	1.7

Ba	21.8

B	38.6

Caa	9.0
Ca	0.3

C	0.0

NR	27.8

Top Five Sectors†

1.	Lodging & casinos	9.5%

2.	Cable & satellite television	7.6

3.	Containers & glass products	7.4

4.	Telecommunications	7.3

5.	Financial Intermediaries	5.8

†	Sectors according to the S&P Leveraged Loan industry classification system.

*  Rating allocation based on ratings as issued by Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Moody’s ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodologies, please visit http://v3.moodys.com/uploadpage/Credit%20Policy/index.pdf.
2	Invesco Van Kampen Dynamic Credit Opportunities Fund

Market conditions and your Fund
For the 12 months ended July 31, 2010, the bank loan market continued its recovery. While the market has yet to return to its historical trading range and the pace of the recovery slowed during the first half of 2010, performance of the asset class showed continued improvement. We attribute much of this improvement to a broader buyer base and a more delicate balance between supply and demand factors. The impact of these factors was particularly evident during the first part of the year as the rate of new issuance was initially unable to keep pace with demand.
     This trend pushed the prices of previously issued loans in the S&P/LSTA Leveraged Loan Index to their highest levels in more than a year during the first week of May 2010. The average prices of loans in the index subsequently declined slightly. We attribute this decline to concerns about debt problems involving several European countries, most notably Greece, and concerns about slower economic growth in the U.S. However, we did not witness any concurrent deterioration of fundamentals in the bank loan market.
     The bank loan market continued to become more visible in 2010, and there was a greater correlation between performance and market, economic and other trends. This visibility was somewhat disrupted by the debt crises involving several southern European nations.
     We have also seen an improvement in credit quality as evidenced by steady declines in the trailing 12 month default rate.
     Furthermore, the London Interbank Offered Rate (LIBOR) component of bank loan interest payments is reset when the contracts change – typically between 30 and 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class and provides investors with a positive component when interest rates are rising. The historically low LIBOR rates we have seen have had a negative impact on the performance of the bank loan asset class. We expect these rates will likely increase at some point in the future. However, the U.S. Federal Reserve (the Fed) has maintained an accommodative monetary policy amid concerns of a slowing economic recovery. At the close of the reporting period, the Fed was indicating it intended to maintain this low interest rate policy for some time.
     The Fund used leverage, which enhanced returns as loan prices increased during the period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. The use of leverage could, however, increase the Fund’s volatility. (Similarly, should short-term rates fall, borrowing costs would also decline.) We believe the use of leverage may benefit shareholders in the periods ahead.
     The Fund also used a limited amount of credit derivatives for investment purposes. Credit derivatives provide the opportunity to gain exposure in loans and bonds often at higher yields than if we invested in the underlying loan or bond directly, albeit with the risk of greater volatility. We adhere to the same research-intensive investment process when investing in credit derivatives.
     The Fund uses derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the fiscal year, the Fund engaged in foreign currency transactions in order to minimize fluctuations in value that result from holding non-dollar denominated loans. Currency transactions comprised a meaningful position during the reporting period as the Fund’s non-U.S. exposure closed the reporting period at approximately 38% of Fund net assets. The net effect of currency transactions was positive during the fiscal year. The Fund also sold credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds. While total exposure to credit default swaps was relatively small at the close of the reporting period, the Fund did engage in a significant amount of credit default swap transactions throughout the fiscal year. The overall impact of these credit transactions was slightly positive to Fund results.
     As always, we appreciate your continued
participation in Invesco Van Kampen Dynamic Credit Opportunities Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report
Scott Baskind
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since June 2010. Mr. Baskind has been associated with Invesco or its investment adviser affiliates since 1999. He earned a B.S. in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.
Greg Stoeckle
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since June 2010. Mr. Stoeckle has been associated with Invesco or its investment adviser affiliates since 1999. He earned a B.S. in applied math and economics from Ursinus College and an M.B.A. in finance from St. Joseph’s University.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. Prior to joining Invesco in June 2010, he was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 to June 2010. He has been managing the Fund at Invesco since June 2010 and at Van Kampen since June 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.

3	Invesco Van Kampen Dynamic Credit Opportunities Fund

Invesco Van Kampen Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.
■	Unless otherwise stated, information presented in this report is as of July 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

Principal risks of investing in the Fund
■	The prices of securities held by the Fund may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VTA

4	Invesco Van Kampen Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs
Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com.

■	Safekeeping The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds ComputershareTrust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium — a market price that is higher than its NAV — you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount — a market price that is lower than NAV — you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com.

5	Invesco Van Kampen Dynamic Credit Opportunities Fund

Schedule of Investments

July 31, 2010

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Variable Rate** Senior Loan Interests–101.2%
Aerospace/Defense–1.1%
Booz Allen Hamilton, Inc.; Term Loan C	6.000%	07/31/15	$1,964	$1,966,094

DynCorp International, LLC; Term Loan B	6.250	07/05/16	940	945,048

IAP Worldwide Services, Inc.; Term Loan(a)	9.250	12/30/12	2,112	2,046,299

TASC, Inc.; Term Loan A	5.500	12/18/14	248	248,240

Term Loan B	5.750	12/18/15	519	520,234

Triumph Group, Inc.; Term Loan B	4.500	06/16/16	2,808	2,823,701

Wesco Aircraft Hardware Corp.; Second Lien Term Loan	6.070	03/28/14	2,000	1,908,340

				10,457,956

Automotive–5.0%
Acument Global Technologies, Inc.; Term Loan(a)	14.000	08/11/13	1,599	1,590,927

Autotrader.com, Inc.; Term Loan B	6.000	06/14/16	907	909,906

Federal-Mogul Corp.; Term Loan B	2.286	12/29/14	4,471	4,032,608

Term Loan C	2.280	12/28/15	3,442	3,104,658

Ford Motor Co.; Term Loan	3.350	12/16/13	10,971	10,672,801

Goodyear Tire & Rubber Co.; Term Loan	2.240	04/30/14	901	846,232

MetoKote Corp.; Term Loan Refinance	9.000	11/27/11	3,837	3,577,604

Oshkosh Truck Corp.; Term Loan B	6.540	12/06/13	2,803	2,821,599

Sensata Technologies BV; Term Loan B (Netherlands)	2.893	04/26/13	€14,703	17,869,469

TRW Automotive, Inc.; Term Loan A2	4.125	05/30/15	626	624,925

				46,050,729

Beverage, Food & Tobacco–8.3%
Alliance Boots Holdings, Ltd.; Term Loan B1 (United Kingdom)	3.556	07/05/15	£8,000	11,649,364

Term Loan B2 (United Kingdom)	3.580	07/05/15	€7,000	8,611,037

Brake Brothers PLC; Term Loan B (United Kingdom)(k)	—	09/01/14	£3,000	4,236,703

Coleman Natural Foods, LLC; First Lien Term Loan	7.244	08/22/12	4,379	4,116,427

Dole Food Co., Inc.; Credit Link Deposit	0.241	08/30/10	633	634,622

Term Loan B	5.041	03/02/17	986	988,902

Term Loan C	5.021	03/02/17	2,450	2,456,186

DSW Holdings, Inc.; Term Loan	4.329	03/02/12	10,000	9,450,000

Farley’s & Sathers Candy Co., Inc.; Second Lien Term Loan	11.250	01/02/12	12,000	11,880,000

Foodvest Ltd.; Term Loan C2 (Sweden)	5.120	10/02/16	€1,276	1,580,722

Liberator Midco Ltd.; Term Loan B1 (United Kingdom)	2.890	11/03/14	€1,000	1,275,276

Term Loan C1 (United Kingdom)	3.265	11/03/15	€815	1,044,596

Michael Foods, Inc.; Term Loan B	6.250	06/29/16	1,412	1,421,751

Panrico, Inc.; Term Loan B (Spain)	3.729	05/30/14	€1,600	1,252,317

Term Loan C (Spain)	3.729	05/29/15	€1,960	1,546,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Beverage, Food & Tobacco–(continued)

Pinnacle Foods Finance, LLC; Term Loan B	2.848%	04/02/14	$7,402	$6,978,458

Term Loan C	7.500	04/02/14	5,066	5,087,802

Van Houtte; Second Lien Term Loan	6.033	01/19/15	3,000	2,865,000

				77,076,094

Broadcasting–Cable–6.7%
Bultel Cable Bulgaria EAD; Term Loan A (Bulgaria)	5.640	10/27/15	€3,250	4,235,240

Term Loan B (Bulgaria)	6.640	10/27/16	€3,250	4,235,240

Charter Communications Operating, LLC; Extended Term Loan(b)	3.790	09/06/16	14,329	13,702,303

Replacement Term Loan(b)	2.320	03/06/14	1,186	1,126,932

Third Lien Term Loan(b)	3.038	09/06/14	5,000	4,601,050

CSC Holdings, Inc.; Extended Term Loan A3	1.091	03/31/15	2,387	2,297,076

Extended Term Loan B-3	2.091	03/29/16	896	873,447

Kabel Baden-Wurttemberg GmbH; Term Loan B (Germany)	3.135	06/09/14	€5,000	6,298,551

Term Loan C (Germany)	3.635	06/09/15	€5,000	6,331,129

Knology, Inc.; Extended Term Loan	4.033	06/30/14	4,029	3,918,309

MCC Iowa, LLC; Term Loan F	4.500	10/23/17	898	853,521

UPC Broadband Holding BV; Term Loan U (Netherlands)	4.481	12/31/17	€10,000	12,111,156

Term Loan T (Netherlands)	4.251	12/30/16	1,250	1,190,937

				61,774,891

Broadcasting–Diversified–0.8%
Alpha Topco, Ltd.; Second Lien Term Loan (United Kingdom)	3.816	06/30/14	1,800	1,603,926

Term Loan B1 (United Kingdom)	2.441	12/31/13	3,529	3,199,530

Term Loan B2 (United Kingdom)	2.441	12/31/13	2,384	2,161,191

Cumulus Media, Inc.; Term Loan B	4.079	06/11/14	835	751,406

				7,716,053

Broadcasting–Radio–0.6%
CMP KC, LLC; Term Loan(c)	6.250	05/03/11	1,887	160,364

CMP Susquehanna Corp.; Term Loan	2.375	05/05/13	4,768	4,235,736

Multicultural Radio Broadcasting, Inc.; Term Loan	3.092	12/18/12	1,597	1,402,689

				5,798,789

Broadcasting–Television–2.4%
FoxCo Acquisition Sub, LLC; Term Loan	7.500	07/14/15	2,604	2,501,070

High Plains Broadcasting Operating Co., LLC; Term Loan	9.000	09/14/16	634	608,550

Newport Television, LLC; Term Loan B	9.000	09/14/16	2,420	2,321,982

Univision Communications, Inc.; Initial Term Loan	2.566	09/29/14	19,676	17,195,380

				22,626,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Buildings & Real Estate–1.3%
Capital Automotive, LP; Term Loan B	2.850%	12/16/10	$400	$392,444

CB Richard Ellis Services, Inc.; Term Loan B	5.500	12/20/13	996	997,131

El Ad IDB Las Vegas, LLC; Term Loan A2	4.345	08/09/12	2,000	650,000

Ginn LA CS; Borrower First Lien Term Loan(c)	6.196	06/08/11	2,032	126,974

Borrower First Lien A Credit Linked(c)	7.750	06/08/11	948	58,049

Borrower Second Lien Term Loan(c)	10.196	06/08/12	4,500	22,500

Kyle Acquisition Group, LLC Term Loan B(c)(d)	5.750	07/20/09	2,382	234,276

Term Loan C(c)	4.000	07/20/11	2,618	257,399

Lake at Las Vegas Joint Venture, LLC; Exit Revolver Credit Agreement(e)	7.500	12/31/12	83	82,014

Metroflag BP, LLC; Second Lien Term Loan(c)(d)	11.250	07/06/09	3,000	31,500

NLV Holdings, LLC; Second Lien Term Loan(a)(b)(c)	5.250	05/09/12	1,651	16,514

Realogy Corp.; Letter of Credit	3.375	10/10/13	1,550	1,363,199

Term Loan	3.347	10/10/13	5,756	5,063,312

Rhodes Homes; Term Loan(a)	5.533	03/31/16	390	311,765

Standard Pacific Corp.; Term Loan	2.186	05/05/13	2,000	1,780,000

Tamarack Resorts, LLC; Term Loan(c)(d)	20.250	07/02/09	209	166,886

Term Loan B(c)	7.500	05/19/11	1,489	22,330

WCI Communities, Inc.; First Lien Term Loan	10.432	09/03/14	141	139,530

PIK Term Loan(a)	10.000	09/02/16	331	319,777

				12,035,600

Business Equipment & Services–3.1%
Affinion Group, Inc.; Term Loan B	5.000	10/10/16	3,990	3,837,881

GSI Holdings, LLC; Term Loan	3.540	08/01/14	2,910	2,553,339

Interactive Data Corp.; Term Loan B	6.750	01/27/17	456	458,930

NCO Financial Systems; Term Loan B	7.500	05/15/13	4,483	4,374,473

Nielsen Finance, LLC; Term Loan A	2.345	08/09/13	9,165	8,713,806

RGIS Holdings, LLC; Delayed Draw Term Loan	3.033	04/30/14	175	161,812

Term Loan B	3.033	04/30/14	3,499	3,236,247

Sedgwick CMS Holdings, Inc.; First Lien Term Loan	5.500	05/27/16	248	247,046

Second Lien Term Loan	9.000	05/26/17	1,600	1,588,000

SMG Holdings, Inc.; Term Loan B	3.518	07/27/14	3,871	3,638,632

				28,810,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Chemicals, Plastics & Rubber–2.7%
Brenntag Holdings GmbH & Co.; Second Lien Term Loan (Germany)	6.473%	07/07/15	$5,000	$4,941,675

Hexion Specialty Chemicals, Inc.; Extended Term Loan C1	4.313	05/05/15	456	434,366

Extended Term Loan C2	4.313	05/05/15	95	90,496

Extended Term Loan C4	4.125	05/05/15	1,423	1,357,197

Extended Term Loan C5	4.313	05/05/15	4,865	4,572,780

Huntsman International, LLC; Term Loan C	2.624	06/30/16	3,716	3,539,575

Nalco Co.; Term Loan	6.500	05/13/16	999	1,004,772

Nusil Technology, LLC; Term Loan B	6.000	02/18/15	1,419	1,426,113

PQ Corp.; Term Loan B	3.673	07/30/14	4,900	4,473,970

Univar, Inc.; Opco Term Loan	3.316	10/10/14	2,855	2,744,161

				24,585,105

Construction Material–2.2%
Axia Acquisition Corp.; Second Lien Term Loan A(a)	9.390	03/11/16	167	163,266

Second Lien Term Loan B(a)	3.390	03/12/16	324	302,823

Term Loan B (United Kingdom)	3.507	12/27/11	£4,757	7,105,289

Term Loan B1 (United Kingdom)	3.527	10/07/15	€546	677,584

Term Loan B2 (United Kingdom)	3.527	06/13/11	€210	260,176

Term Loan C (United Kingdom)	4.507	12/27/12	£4,757	7,142,611

Baxi Group Ltd.; Term Loan C1 (United Kingdom)	4.527	10/07/16	€500	623,476

Term Loan C2 (United Kingdom)	4.527	06/13/12	€704	877,547

Building Materials Holding Corp.; Second Lien Term Loan	8.000	01/04/15	961	776,292

Contech Construction Products, Inc.; Term Loan	2.340	01/31/13	2,331	1,950,724

Custom Building Products, Inc.; Term Loan B	5.750	03/19/15	753	748,391

				20,628,179

Containers, Packaging & Glass–3.4%
Anchor Glass Container Corp.; First Lien Term Loan	6.000	03/02/16	3,571	3,535,207

Second Lien Term Loan	10.000	09/02/16	1,350	1,329,750

Berlin Packaging, LLC; Second Lien Term Loan	6.959	08/17/15	3,000	2,100,000

Term Loan	3.474	08/17/14	5,826	5,243,735

Berry Plastics Group, Inc.; Term Loan C	2.341	04/03/15	2,670	2,480,398

BWAY Corp.; Term Loan B	5.501	06/16/17	1,187	1,189,422

Term Loan C	5.501	06/16/17	111	111,508

Graham Packaging Co., LP; Term Loan B	2.636	10/07/11	109	108,988

Term Loan C	6.750	04/05/14	5,597	5,648,693

Reynolds Group Holdings, Inc.; Dollar Term Loan	6.250	05/05/16	2,783	2,776,991

Incremental Term Loan	5.750	05/05/16	1,244	1,242,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Containers, Packaging & Glass–(continued)

Smurfit-Stone Container Corp.; Exit Term Loan B	6.750%	02/22/16	$5,182	$5,212,339

				30,979,929

Diversified Manufacturing–0.5%
Euramax International, Inc.; Cash Pay Term Loan	10.000	06/29/13	2,532	2,391,790

PIK Pay Term Loan(a)	14.000	06/29/13	2,617	2,471,641

				4,863,431

Ecological–0.8%
ServiceMaster Co.; Delayed Draw Term Loan	2.820	07/24/14	184	170,457

Term Loan	3.040	07/24/14	1,850	1,711,674

Synagro Technologies, Inc.; Second Lien Term Loan	5.100	10/02/14	6,850	5,329,300

				7,211,431

Education & Child Care–2.0%
Bright Horizons Family Solutions, Inc.; Term Loan B	7.500	05/28/15	1,163	1,165,498

Cengage Learning Holdings II, Inc., LP; Term Loan	3.030	07/03/14	13,066	11,605,501

Educate, Inc.; Second Lien Term Loan	8.506	06/16/14	498	485,076

Education Management, LLC; Term Loan C	2.313	06/03/13	1,453	1,368,114

Nelson Education, Ltd.; Second Lien Term Loan (Canada)	6.533	07/03/15	5,000	3,975,000

				18,599,189

Electronics–2.8%
Dealer Computer Services, Inc.; Term Loan B	5.250	04/21/17	2,127	2,110,822

Edwards, Ltd.; First Lien Term Loan (Cayman Islands)	2.316	05/31/14	2,382	2,118,184

Second Lien Term Loan (Cayman Islands)(a)	6.066	11/30/14	5,167	4,249,680

Freescale Semiconductor, Inc.; Extended Term Loan B	4.596	12/01/16	1,269	1,170,344

Infor Enterprise Solutions Holdings, Inc.; Extended Delayed Draw Term Loan	6.070	07/28/15	2,020	1,877,086

Extended Initial Term Loan	6.070	07/28/15	3,872	3,597,748

Kronos, Inc.; Second Lien Term Loan	6.283	06/11/15	1,451	1,354,372

Open Solutions, Inc.; Term Loan B	2.625	01/23/14	5,774	4,990,891

Sungard Data Systems, Inc.; Incremental Term Loan Add on	6.750	02/28/14	423	423,822

Term Loan A	2.095	02/28/14	54	51,541

Term Loan B	4.003	02/26/16	1,459	1,411,033

Verint Systems, Inc.; Term Loan B	5.250	05/25/14	2,986	2,838,305

				26,193,828

Entertainment & Leisure–1.6%
Fender Musical Instruments Corp.; Delayed Draw Term Loan	2.610	06/09/14	1,036	910,679

Term Loan B	2.790	06/09/14	2,052	1,802,767

Hicks Sports Group, LLC; Term Loan(c)	6.750	12/22/10	1,750	1,653,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Entertainment & Leisure–(continued)

Metro-Goldwyn-Mayer Studios, Inc.; Term Loan B(c)	20.500%	04/09/12	$12,728	$5,455,084

Term Loan B1(c)	20.500	04/09/12	9,401	4,028,830

Regal Cinemas Corp.; Term Loan	4.033	11/21/16	510	504,527

Universal City Development Partners, Ltd.; Term Loan B	5.500	11/06/14	57	56,810

				14,412,447

Farming & Agriculture–0.2%
Wm. Bolthouse Farms, Inc.; First Lien Term Loan	5.500	02/11/16	1,030	1,028,261

Second Lien Term Loan	9.500	08/11/16	1,091	1,089,273

				2,117,534

Finance–6.1%
C.G. JCF Corp.; Term Loan	3.320	08/01/14	3,276	3,030,176

Fidelity National Information Solutions, Inc.; Term Loan B	5.250	07/18/16	3,646	3,671,226

First Data Corp.; Term Loan B1	3.078	09/24/14	5,531	4,814,455

Term Loan B2	3.078	09/24/14	13,564	11,803,157

Term Loan B3	3.078	09/24/14	12,031	10,472,875

National Processing Co. Group, Inc.; Second Lien Term Loan	10.750	09/29/14	2,500	2,273,437

Term Loan B	7.000	09/29/13	3,171	3,068,910

Nuveen Investments, Inc.; Term Loan	3.511	11/13/14	5,829	5,199,501

Oxford Acquisition III, Ltd.; Term Loan (United Kingdom)	2.256	05/12/14	3,162	2,813,781

RJO Holdings Corp.; Second Lien Term Loan	9.100	07/13/15	5,072	481,798

Term Loan B	5.350	07/12/14	4,810	3,300,667

Trans Union, LLC; Term Loan B	6.750	06/15/17	1,653	1,669,992

Transfirst Holdings, Inc.; Second Lien Term Loan(a)	6.330	06/15/15	1,921	1,597,591

Term Loan B	3.080	06/15/14	2,910	2,648,100

				56,845,666

Health & Beauty–0.7%
American Safety Razor Co.; Second Lien Term Loan(c)	12.500	01/30/14	5,081	457,258

Marietta Intermediate Holding Corp.; Term Loan B(a)	7.000	02/19/15	1,145	1,041,509

Philosophy, Inc. Term Loan B	2.070	03/16/14	4,776	4,489,673

				5,988,440

Healthcare–4.6%
Catalent Pharma Solutions, Inc.; Dollar Term Loan	2.566	04/10/14	1,970	1,788,178

Community Health Systems, Inc.; Delayed Draw Term Loan	2.788	07/25/14	203	192,332

Term Loan	2.788	07/25/14	3,932	3,731,195

Concentra, Inc.; Second Lien Term Loan(a)	6.040	06/25/15	3,170	2,888,757

HCA, Inc.; Extended Term Loan B2	3.783	03/31/17	4,234	4,129,138

Term Loan B	2.783	11/18/13	1,389	1,341,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Healthcare–(continued)

HCR Healthcare, LLC; Term Loan B	2.816%	12/22/14	$2,071	$1,951,601

Health Management Associates, Inc.; Term Loan B	2.283	02/28/14	6,107	5,756,779

Healthcare Partners, LLC; Term Loan B	2.066	10/31/13	1,689	1,617,218

Inverness Medical Innovations, Inc.; First Lien Term Loan	2.423	06/26/14	2,910	2,800,875

Multiplan, Corp.; Incremental Term Loan	6.000	04/12/13	4,371	4,352,231

Rehabcare Group, Inc.; Term Loan B	6.000	11/24/15	1,584	1,572,045

Skilled Healthcare Group, Inc.; Delayed Draw Term Loan B	5.250	04/08/16	120	112,901

Term Loan B	5.250	04/08/16	1,322	1,238,526

Surgical Care Affiliates, LLC; Term Loan	2.534	12/29/14	5,842	5,418,446

United Surgical Partners, International, Inc.; Delayed Draw Term Loan	2.330	04/21/14	621	581,325

Term Loan B	2.411	04/19/14	3,286	3,076,872

				42,549,592

Home & Office Furnishings, Housewares & Durable Consumer Products–1.3%
Hunter Fan Co.; Second Lien Term Loan	7.100	10/16/14	6,789	4,367,906

Term Loan	2.850	04/16/14	1,845	1,654,942

Mattress Holdings Corp.; Term Loan B	2.690	01/18/14	4,818	4,011,159

National Bedding Co., LLC; Second Lien Term Loan	5.375	02/28/14	2,208	2,075,222

				12,109,229

Hotels, Motels, Inns & Gaming–9.3%
Amadeus IT Group SA; Term Loan A1 (Spain)	3.142	07/07/12	€2,167	2,771,609

Term Loan A2 (Spain)	2.816	12/31/19	€2,221	2,163,707

Term Loan B3 (Spain)	3.987	07/01/13	€4,000	5,071,263

Term Loan C3 (Spain)	4.487	07/01/14	4,000	5,097,326

BLB Worldwide Holdings, Inc.; Second Lien Term Loan(c)	6.500	07/18/12	5,500	130,625

Term Loan B(a)	4.750	07/18/11	1,996	1,447,436

Cannery Casino Resorts, LLC; Delayed Draw Term Loan	4.598	05/20/13	1,815	1,649,810

Second Lien Term Loan	4.587	05/16/14	2,500	2,050,000

Term Loan B	4.587	05/17/13	2,196	1,995,228

CCM Merger, Inc.; Term Loan B	8.500	07/13/12	4,391	4,334,237

Gala Group Ltd.; Term Loan A (United Kingdom)	4.887	12/01/12	£996	1,493,598

Golden Nugget, Inc.; Delayed Draw Term Loan	3.327	06/30/14	360	295,036

Term Loan B	3.320	06/30/14	633	518,313

Harrah’s Operating Co., Inc.; Incremental Term Loan B4	9.500	10/31/16	498	509,574

Term Loan B1	3.498	01/28/15	7,476	6,438,405

Term Loan B2	3.498	01/28/15	3,320	2,870,255

Term Loan B3	3.498	01/28/15	7,376	6,341,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Hotels, Motels, Inns & Gaming–(continued)

Isle of Capri Casinos, Inc.; Delayed Draw Term Loan A	5.000%	11/25/13	$499	$474,412

Delayed Draw Term Loan B	5.000	11/25/13	568	539,403

Term Loan B	5.000	11/25/13	1,420	1,348,508

Las Vegas Sands, LLC/Venetian Casino; Delayed Draw Term Loan	2.070	05/23/14	1,496	1,393,055

Term Loan B	2.070	05/23/14	7,403	6,894,199

Magnolia Hill, LLC; Delayed Draw Term Loan	3.587	10/30/13	1,116	1,004,088

Mezzanine Loan	14.000	04/30/14	4,650	4,556,861

Term Loan	3.570	10/30/13	3,175	2,857,787

MGM Mirage; Term Loan D	6.000	10/03/11	2,529	2,456,048

Regency Entertainment SA; Term Loan B (Greece)	3.053	03/03/14	€9,903	7,146,524

Term Loan C (Greece)	3.428	03/02/15	€9,903	7,211,053

Venetian Macau, Ltd.; Delayed Draw Term Loan B	5.040	05/25/12	1,094	1,079,942

Project Term Loan	5.040	05/27/13	1,475	1,456,073

Term Loan B	5.040	05/27/13	2,737	2,702,356

				86,298,433

Insurance–1.9%
Alliant Holdings I, Inc.; Term Loan B	3.533	08/21/14	3,809	3,657,119

AmWins Group, Inc.; First Lien Term Loan	3.040	06/08/13	5,860	5,427,747

Conseco, Inc.; Term Loan	7.500	10/10/13	2,324	2,261,302

HMSC Corp.; Second Lien Term Loan	5.816	10/03/14	1,750	1,137,500

Mitchell International, Inc.; Second Lien Term Loan	5.813	03/30/15	3,654	3,196,839

USI Holdings Corp.; Incremental Term Loan	7.000	05/05/14	1,985	1,913,540

				17,594,047

Media–0.4%
Telediffusion de France; Term Loan B (France)	2.625	07/20/15	€1,500	1,627,309

Term Loan C (France)	2.875	07/19/16	€1,500	1,637,083

				3,264,392

Machinery–1.2%
Goodman Global, Inc.; Term Loan B	6.250	02/13/14	5,655	5,687,403

Manitowoc Co., Inc.; Term Loan B	8.000	11/06/14	1,482	1,490,644

Mold-Masters Luxembourg Holdings, SA; Mold Masters Term Loan	4.000	10/11/14	3,879	3,406,710

				10,584,757

Medical Products & Services–0.3%
Biomet, Inc.; Term Loan B	3.506	03/25/15	827	805,752

Carestream Health, Inc.; First Lien Term Loan	2.316	04/30/13	1,610	1,531,540

Orthofix Holdings, Inc.; Term Loan	6.750	09/22/13	406	399,880

				2,737,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Mining, Steel, Iron & Non-Precious Metals–0.2%
John Maneely Co.; Term Loan	3.775%	12/09/13	$2,177	$2,069,959

Natural Resources–0.9%
Citgo Petroleum Corp.; Term Loan B	8.250	06/24/15	1,923	1,894,826

Dresser, Inc.; Second Lien Term Loan	6.195	05/04/15	4,000	3,763,760

Targa Resources, Inc.; Term Loan	5.750	07/05/16	294	294,699

Willbros United States Holdings, Inc.; Term Loan B	9.500	06/30/14	2,534	2,420,266

				8,373,551

Non-Durable Consumer Products–3.7%
Amscan Holdings, Inc.; Term Loan	2.788	05/25/13	6,193	5,850,201

Huish Detergents, Inc.; Term Loan B	2.080	04/26/14	1,928	1,836,155

KIK Custom Products, Inc.; Canadian Term Loan	2.580	06/02/14	198	164,179

First Lien Term Loan	2.580	06/02/14	1,154	957,712

Second Lien Term Loan	5.329	11/30/14	7,000	4,242,000

Ontex; Term Loan B (Belgium)	3.438	07/05/12	€7,385	9,559,667

Term Loan C (Belgium)	4.688	07/05/13	€7,385	9,607,786

Spectrum Brands, Inc.; Term Loan	8.000	06/16/16	1,951	1,976,068

				34,193,768

Paper & Forest Products–0.4%
Ainsworth Lumber Co., Ltd.; Term Loan	5.375	06/26/14	3,200	3,036,000

Verso Paper Holding, LLC; Term Loan(a)	6.681	02/01/13	421	347,077

White Birch Paper Co.; DIP Delayed Draw Term Loan (Canada)(e)	5.884	12/01/10	79	78,254

DIP Term Loan B (Canada)(a)	12.000	12/01/10	584	581,064

				4,042,395

Pharmaceuticals–2.2%
Nyco Holdings 2 Aps; Term Loan B (Denmark)	4.469	12/29/14	€1,486	1,795,722

Term Loan C (Denmark)	5.219	12/29/15	€1,486	1,805,401

Term Loan B2 (Denmark)	4.139	12/29/14	3,776	3,480,310

Term Loan C2 (Denmark)	4.889	12/29/15	3,775	3,498,126

Nyco Holdings 3 Aps; Facility A1-5 (Denmark)	3.389	12/29/13	10,147	9,607,251

				20,186,810

Printing & Publishing–5.9%
Affiliated Media, Inc.; Term Loan	8.500	03/19/14	1,472	1,398,122

Endurance Business Media, Inc.; Second Lien Term Loan(c)	11.250	01/26/14	4,000	220,000

Gatehouse Media, Inc.; Delayed Draw Term Loan	2.339	08/28/14	912	372,600

Term Loan B	2.330	08/28/14	2,445	999,028

Knowledgepoint360 Group, LLC; First Lien Term Loan	3.700	04/14/14	935	747,770

Second Lien Term Loan	7.445	04/13/15	2,000	1,220,000

Merrill Communications, LLC; Second Lien Term Loan(a)	14.752	11/15/13	4,927	4,052,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Printing & Publishing–(continued)

Newsday, LLC; Term Loan	6.776%	08/01/13	$2,333	$2,345,000

Primacom; Term Loan B (Germany)	4.724	12/05/13	€4,028	3,792,608

Term Loan C (Germany)	5.224	12/05/14	€4,038	3,828,231

Term Loan C2 (Germany)	5.224	09/25/10	€4,124	3,910,013

Primedia Inc.; Term Loan B	2.767	08/01/14	1,439	1,256,972

ProSiebenSat.1 Media AG; Term Loan C2 (Germany)(k)	—	07/03/15	€7,500	8,769,145

Term Loan C3 (Germany)(k)	—	06/26/15	€7,500	8,769,145

R.H. Donnelley, Inc.; Term Loan	9.250	10/24/14	1,418	1,255,844

SuperMedia, Inc.; Exit Term Loan	11.000	12/31/15	1,428	1,205,807

Tribune Co.; Term Loan B(b)(c)	5.250	06/04/14	10,146	6,484,428

Yell Group PLC; Term Loan B1 (United Kingdom)	4.066	07/31/14	7,071	4,301,430

				54,928,697

Restaurants & Food Service–0.5%
Advantage Sales & Marketing, Inc.; Second Lien Term Loan	8.500	05/05/17	177	175,405

Term Loan	5.000	05/05/16	172	170,620

Center Cut Hospitality, Inc.; Term Loan	9.250	07/06/14	1,272	1,188,934

Volume Services America, Inc.; Term Loan	9.250	12/31/12	3,105	3,089,949

				4,624,908

Retail–Oil & Gas–0.4%
The Pantry, Inc.; Delayed Draw Term Loan B	2.070	05/15/14	858	820,112

Term Loan B	2.070	05/15/14	2,981	2,848,367

				3,668,479

Retail–Specialty–0.5%
ZAPF Creation AG; Term Loan (Germany)	5.135	11/30/12	€4,500	4,984,551

Retail–Stores–2.8%
CDW Corp.; Term Loan	4.341	10/10/14	4,897	4,452,432

Dollar General Corp.; Term Loan B2	3.084	07/07/14	4,268	4,118,783

General Nutrition Centers, Inc.; Term Loan B	2.711	09/16/13	6,499	6,162,091

Guitar Center, Inc.; Term Loan B	3.830	10/09/14	4,027	3,568,367

Michaels Stores, Inc.; Term Loan B2	5.012	07/31/16	854	818,363

Rite Aid Corp.; Term Loan 3	6.000	06/04/14	6,432	6,067,770

Term Loan B	2.090	06/04/14	271	238,654

Savers, Inc.; Term Loan B	5.750	03/11/16	950	948,899

				26,375,359

Software–1.3%
NDS Finance Ltd.; Term Loan B2 (United Kingdom)	4.880	10/14/15	€9,786	12,284,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Telecommunications–Equipment & Services–0.9%
Avaya, Inc.; Term Loan	3.260%	10/24/14	$5,372	$4,782,597

Fibernet; Term Loan B (Bulgaria)	3.415	12/20/14	€1,926	1,631,412

Term Loan C (Bulgaria)	3.915	12/20/15	€1,926	1,631,412

				8,045,421

Telecommunications–Local Exchange Carriers–1.3%
Cincinnati Bell, Inc.; Term Loan	6.500	06/09/17	2,062	2,035,158

Global Tel*Link Corp.; Term Loan B	6.044	03/02/16	5,950	5,954,696

Hawaiian Telcom Communications, Inc.; Term Loan C(a)(b)	4.750	06/01/14	3,257	2,312,489

Sorenson Communications, Inc.; Term Loan C	6.000	08/16/13	1,381	1,218,608

				11,520,951

Telecommunications–Long Distance–0.5%
Level 3 Communications, Inc.; Add on Term Loan	11.500	03/13/14	167	180,417

Term Loan A	2.724	03/13/14	5,000	4,494,450

Time Warner Telecom, Inc.	2.070	01/07/13	357	344,691

				5,019,558

Telecommunications–Wireless–0.9%

Asurion Corp.; First Lien Term Loan	3.356	07/03/14	2,901	2,792,528

MetroPCS Wireless, Inc.; Extended Term Loan	3.875	11/03/16	3,452	3,404,676

Term Loan B	2.625	11/04/13	317	309,071

NTELOS, Inc.; Term Loan B	5.750	08/07/15	1,805	1,811,321

				8,317,596

Textiles & Leather–0.8%
Gold Toe Investment Corp.; First Lien Term Loan B	8.500	10/30/13	1,384	1,323,052

Second Lien Term Loan	11.750	04/30/14	2,000	1,610,000

Levi Strauss & Co.; Term Loan	2.575	03/27/14	5,000	4,645,825

				7,578,877

Transportation–Cargo–0.1%
Swift Transportation Co., Inc.; Term Loan	8.250	05/09/14	1,320	1,287,687

Transportation–Personal–0.5%
Delta Air Lines, Inc.; Secured Term Loan	8.750	09/27/13	2,785	2,813,167

Sabre Holdings Corp.; Term Loan B	2.373	09/30/14	1,906	1,730,052

				4,543,219

Utilities–6.1%
Bicent Power, LLC; Second Lien Term Loan	4.540	12/31/14	5,000	2,962,500

BRSP, LLC; Term Loan B	7.500	06/04/14	4,331	4,309,466

Calpine Corp.; First Priority Term Loan	3.415	03/29/14	13,179	12,532,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Utilities–(continued)

First Light Power Resources, Inc.; Second Lien Term Loan	5.063%	05/01/14	$2,900	$2,606,375

Synthetic Letter of Credit	3.063	11/01/13	100	93,062

Term Loan B	3.063	11/01/13	733	684,049

Great Point Power, Inc.; Delayed Draw Term Loan	5.500	03/10/17	1,425	1,410,750

Mach Gen, LLC; Letter of Credit	2.533	02/22/13	187	173,444

New Development Holdings, LLC; Term Loan	7.000	07/03/17	7,018	7,119,895

NRG Energy, Inc.; Extended Letter of Credit	3.683	08/31/15	2,681	2,640,560

Extended Term Loan B	3.783	08/31/15	376	370,613

Synthetic Letter of Credit	2.183	02/01/13	1	515

Term Loan	2.283	02/01/13	443	428,505

Primary Energy Operations, LLC; Term Loan	6.500	10/23/14	4,188	4,097,356

Texas Competitive Electric Holdings Co., LLC; Delayed Draw Term Loan	3.846	10/10/14	1,916	1,483,691

Term Loan B1	3.800	10/10/14	738	575,438

Term Loan B2	3.920	10/10/14	9,181	7,160,204

Term Loan B3	3.846	10/10/14	3,552	2,764,036

TPF Generation Holdings, LLC; Second Lien Term Loan C	4.783	12/15/14	6,000	5,409,000

				56,821,683

Total Variable Rate** Senior Loan Interests–101.2%				938,778,464

Notes–27.2%
Broadcasting–Cable–1.3%
Kabel Deutschland GmbH (Germany)	10.625	07/01/14	5,000	5,125,000

UPC Germany GmbH (Germany)(g)	9.625	12/01/19	€5,000	6,955,566

				12,080,566

Buildings & Real Estate–0.4%
European Loan Conduit (United Kingdom)(g)	0.901	07/25/17	£3,160	4,065,980

Tamarack Resorts, LLC A Credit Lined(c)	8.051	05/19/11	1,008	15,113

				4,081,093

Chemicals, Plastics & Rubber–0.6%
Lyondell Chemical Co.	11.000	05/01/18	3,149	3,393,462

Wellman, Inc.(a)	5.000	01/29/19	1,993	1,992,869

				5,386,331

Construction Material–0.4%
Builders FirstSource, Inc.(h)	13.000	02/15/16	2,000	2,037,500

Compression Polymers Corp.(h)	7.500	07/01/12	2,000	1,970,000

				4,007,500

Containers, Packaging & Glass–5.9%
Ardagh Glass Finance (Ireland)(g)	7.125	06/15/17	€11,200	14,120,940

Ardagh Glass Finance BV (Ireland)(g)	8.750	02/01/20	€6,000	8,131,660

Berry Plastics Group, Inc.(h)	5.276	02/15/15	2,800	2,730,000

Crown European Holdings SA (Luxembourg)(g)	7.125	08/15/18	€1,000	1,370,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Containers, Packaging & Glass–(continued)

Impress Holdings (Netherlands)(g)	9.250%	09/15/14	€4,500	$6,186,708

Impress Metal Packaging Holdings BV (Netherlands)(g)	3.960	09/15/13	€9,000	11,332,524

Pregis Corp.	5.835	04/15/13	€8,800	10,550,307

				54,422,443

Entertainment & Leisure–0.8%
Manchester United Finance, PLC (United Kingdom)(g)	8.750	02/01/17	£5,000	7,649,603

Finance–1.7%
GMAC, Inc.	5.375	06/06/11	€7,000	9,281,691

GMAC, Inc.	6.000	05/23/12	€5,000	6,564,621

				15,846,312

Healthcare–0.7%
Apria Healthcare Group, Inc.	11.25	11/01/14	6,167	6,629,167

Hotels, Motels, Inns & Gaming–3.2%
Spirit Issuer PLC (United Kingdom)	5.472	12/28/28	£24,797	27,256,319

Wynn Las Vegas, LLC	7.875	05/01/20	2,000	2,050,000

				29,306,319

Insurance–0.6%
American International Group	1.021	07/19/13	€1,000	1,166,328

American International Group	4.375	04/26/16	€4,000	4,600,033

				5,766,361

Media–2.1%
Titan Europe PLC (United Kingdom)	1.302	09/13/13	£10,000	14,519,024

Virgin Media Finance PLC (United Kingdom)	9.500	08/15/16	4,250	4,807,813

				19,326,837

Mining, Steel, Iron & Non-Precious Metals–1.5%
FMG Finance Pty Ltd. (Australia)(g)	10.625	09/01/16	11,500	13,426,250

Non-Durable Consumer Products–0.2%
Targus Group International, Inc.(f)	10.000	12/15/15	1,539	1,538,831

Telecommunications–Equipment & Services–2.2%
Versatel AG (Germany)(g)	3.469	06/15/14	€18,190	20,859,793

Telecommunications–Wireless–1.6%
Wind Acquisition Fin SA (Italy)(g)	12.000	12/01/15	14,000	14,910,000

Transportation–Cargo–2.8%
CB Bus AB (Sweden)	9.125	08/01/12	€19,901	26,063,409

Transportation Infrastructure–1.2%
Channel Link (United Kingdom)	2.261	06/30/12	€5,000	5,098,577

Channel Link (United Kingdom)	2.268	06/20/12	£5,000	6,139,296

				11,237,873

Total Notes–27.2%				252,538,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Dynamic Credit Opportunities Fund

Description	Value

Equities–1.5%
Affiliated Media, Inc. (87,369 common shares, Acquired 04/23/10, Cost $5,595,972)	$1,441,585

Axia Acquisition Holdings Corp. (101 common shares, Acquired 04/21/10, Cost $1,404,030)(j)	251,903

Building Materials Holding Corp. (512,204 common shares, Acquired 01/11/10, Cost $770,554)(j)	373,909

Cumulus Media, Inc. (Warrants for 1,568 common shares, Expiration date 06/29/19, Acquired 01/14/10, Cost $0)(j)	2,916

Euramax International Inc. (1,870 common shares, Acquired 07/09/09, Cost $1,962,106)(i)(j)	560,940

Lake at Las Vegas Joint Venture (2,339 common shares, Acquired 7/05/07 & 1/02/08, Cost $24,140,508)(i)	947,873

Lake at Las Vegas Joint Venture (28 common shares, Acquired 7/05/07 & 1/02/08, Cost $285,788)(i)	11,260

Lake at Las Vegas Joint Venture (889 warrants, Acquired 7/05/07 & 1/02/08, Cost $0)(i)	0

Lyondell Chemical Co. (18,849 common shares, Acquired 05/21/10 & 06/02/10, Cost $310,397)(i)	339,282

Lyondell Chemical Co. (365,895 common shares, Acquired 05/11/10 & 05/21/10 & 06/02/10, Cost $10,157,589)(i)	6,586,110

Marietta Holdings Corp. (1,641,483 common shares, Acquired 04/22/10, Cost $2,591,511)(j)	607,677

Mega Brands, Inc. (600,814 common shares, Acquired 03/31/10, Cost $1,080,625)(j)	242,535

Newhall Holding Co., LLC (235,259 common shares, Acquired 08/26/09, Cost $2,010,219)(i)	396,011

Rhodes Homes (750,544 common shares, Acquired 04/13/10, Cost $963,538)	262,690

SuperMedia Inc. (7,080 common shares, Acquired 01/07/10, Cost $525,307)(i)	149,318

Targus Group International, Inc. (62,413 common shares, Acquired 12/16/09, Cost $0)(f)(i)(j)	162,274

Vitruvian Exploration, LLC (76,400 common shares, Acquired 10/19/09, Cost $3,276,000)(i)	993,200

WCI Communities, Inc. (1,830 common shares, Acquired 09/23/09, Cost $205,427)(i)	155,550

Wellman, Inc. (1,892 common shares, Acquired 02/12/09 & 06/16/09, Cost $4,958,713)(i)	291,690

Total Equities–1.5%	13,776,723

Total Long-Term Investments–129.9% (Cost $1,390,196,725)	1,205,093,875

Time Deposits–1.9%
(Cost $17,352,408)
State Street Bank & Trust Corp. ($17,352,408 par, 0.010% coupon, dated 7/31/10, to be sold on 8/02/10 at $17,352,418)	17,352,408

Total Investments–131.8% (Cost $1,407,549,133)	1,222,446,283

Foreign Currency–0.2%
(Cost $1,895,920)	1,799,868

Borrowings–(27.2%)	(252,500,000)
Liabilities in Excess of Other Assets–(4.8%)	(44,642,237)

NET ASSETS–100.0%	$927,103,914

Investment Abbreviations:

Principal amounts are denominated in US currency unless otherwise noted.

£	— Great Britain Pound
€	— Euro

Notes to Schedule of Investments

Percentages are calculated as a percentage of net assets.

(a)	All or portion of this security is payment-in-kind.
(b)	This borrower has filed for protection in federal bankruptcy court.
(c)	This Senior Loan interest is non-income producing.
(d)	The borrower is in the process of restructuring or amending the terms of this loan.
(e)	All or a portion of a portion of this holding is subject to unfunded loan commitments.
(f)	Affiliated Company.
(g)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(h)	Variable rate security. Interest rate shown is that in effect at July 31, 2010.
(i)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Dynamic Credit Opportunities Fund

(j)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.24% of the net assets of the Fund.
(k)	This term loan will settle after July 31, 2010, at which time the interest rate will be determined.
*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.
**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon notes reflect the weighted average rate of the outstanding contracts for each loan as of July 31, 2010.

Swap Agreements Outstanding as of July 31, 2010:
Credit Default Swaps

			Pay/						Credit
			Receive		Implied	Notional			Rating of
		Buy/Sell	Fixed	Expiration	Credit	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	Spread(a)	(000)	Payments	Value	Entity(b)

Bank of America N.A.	Lighthouse International	Sell	3.350%	09/20/12	13.720%	$6,516	$0	$(1,220,556)	B

Bank of America N.A.	Lighthouse International	Sell	3.650	12/20/12	14.970	6,516	0	(1,441,188)	B

Credit Suisse International	Codere Finance Luxemburg SA	Sell	3.420	09/20/12	4.980	6,516	0	(180,033)	B

Goldman Sachs International	Calpine Corporation	Sell	5.000	03/20/11	1.730	2,000	65,000	52,820	B

Goldman Sachs International	CDX.NA.HY.9	Sell	3.750	12/20/12	3.450	34,400	1,431,000	384,847	NR

Goldman Sachs International	CDX.NA.HY.10	Sell	5.000	06/20/13	3.820	17,400	1,128,250	651,146	NR

Goldman Sachs International	Gala Group Finance	Sell	3.450	12/20/12	4.130	6,516	0	(65,204)	NR

Goldman Sachs International	Gala Group Finance	Sell	4.150	03/20/13	4.150	6,516	0	29,352	NR

Goldman Sachs International	LCDX.NA.10	Sell	3.250	06/30/13	2.501	46,800	5,281,000	992,225	NR

Goldman Sachs International	LCDX9	Sell	2.250	12/20/12	2.210	39,000	3,172,500	53,137	NR

Goldman Sachs International	Peermont Global	Sell	3.500	09/20/12	6.320	6,516	0	(330,688)	B

Goldman Sachs International	Texas Competitive Electric Holdings Company, LLC	Sell	5.000	03/20/12	6.090	5,000	112,500	(50,115)	B

Goldman Sachs International	UPC Holding	Sell	3.450	09/20/12	3.110	6,516	0	70,076	BBB

Total Credit Default Swaps						$190,212	$11,190,250	$(1,054,181)

NR — Not Rated

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited).
For the year ended July 31, 2010, the average notional amount of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $0 and $227,893,000, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Dynamic Credit Opportunities Fund

Forward Foreign Currency Contracts Outstanding as of July 31, 2010:

				Unrealized
				Appreciation/
	Counterparty	In Exchange for	Current Value	Depreciation

Long Contracts:
Euro
201,927,466 expiring 08/05/10	Goldman Sachs International	US $	$263,141,643	$865,933

1,482,654 expiring 08/05/10	Goldman Sachs International	US $	$1,932,120	33,526

446,610 expiring 08/05/10	Goldman Sachs International	US $	$582,000	6,426

5,081,121 expiring 08/05/10	Goldman Sachs International	US $	$6,621,459	193,745

				1,099,630

Pound Sterling
54,825,086 expiring 08/05/10	Goldman Sachs International	US $	$86,027,930	791,479

Total Long Contracts				1,891,109

Short Contracts:
Euro
202,704,132 expiring 11/05/10	Goldman Sachs International	US $	$264,094,526	(923,752)

208,937,851 expiring 08/05/10	Goldman Sachs International	US $	$272,277,222	(15,431,175)

				(16,354,927)

Pound Sterling
55,570,614 expiring 11/05/10	Goldman Sachs International	US $	$87,160,788	(815,167)

54,825,086 expiring 08/05/10	Goldman Sachs International	US $	$86,027,930	(4,026,049)

				(4,841,216)

Total Short Contracts				(21,196,143)

Total Forward Foreign Currency Contracts				$(19,305,034)

Summary of Long-Term Investments by Country Classification (Unaudited)

		Percentage of
		Long-Term
Country	Value	Investment

United States	$746,552,930	61.9%

United Kingdom	140,898,661	11.7

Germany	84,565,407	7.0

Netherlands	55,616,186	4.6

Sweden	27,644,131	2.3

Ireland	22,252,600	1.8

Denmark	20,186,810	1.7

Belgium	19,167,452	1.6

Spain	17,903,152	1.5

Italy	14,910,000	1.2

Greece	14,357,577	1.2

Australia	13,426,250	1.1

Bulgaria	11,733,304	1.0

Cayman Islands	6,367,864	0.6

Canada	4,876,853	0.4

France	3,264,392	0.3

Luxembourg	1,370,305	0.1

Total	$1,205,093,874	100%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Dynamic Credit Opportunities Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value:

		Level 2	Level 3
	Level 1	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$922,060,609	$16,717,855	$938,778,464

Notes	—	244,941,008	7,597,680	252,538,688

Equities	12,712,165	—	1,064,557	13,776,722

Time Deposits	—	17,352,408	—	17,352,408

Forward Foreign Currency Contracts	—	1,891,109	—	1,891,109

Credit Default Swaps	—	2,233,603	—	2,233,603

Total Investments in an Asset Position	$12,712,165	$1,188,478,737	$25,380,092	$1,226,570,994

Investments in a Liability Position
Unfunded Commitments	$—	$(2,935,288)	$—	$(2,935,288)

Forward Foreign Currency Contracts	—	(21,196,143)	—	(21,196,143)

Credit Default Swaps	—	(3,287,784)	—	(3,287,784)

Total Investments in a Liability Position	$—	$(27,419,215)	$—	$(27,419,215)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

July 31, 2010

Assets:
Unaffiliated investments (Cost $1,402,652,108)	$1,220,745,178

Affiliated investments (Cost $4,897,025)	1,701,105

Foreign currency (Cost $1,895,920)	1,799,868

Cash segregated as collateral for credit default swaps	22,364,000

Restricted cash	360,000

Receivables:
Investments sold	39,021,157

Interest	8,460,293

Forward foreign currency contracts	1,891,109

Other	37,918

Total assets	1,296,380,628

Liabilities:
Payables:
Borrowings	252,500,000

Investments purchased	90,019,811

Income distributions	673,858

Affiliates	123,894

Forward foreign currency contracts	21,196,143

Unfunded commitments	2,935,288

Swap contracts	1,054,181

Accrued expenses	773,539

Total liabilities	369,276,714

Net assets	$927,103,914

Net asset value per common share ($927,103,914 divided by 74,013,275 shares outstanding)	$12.53

Net assets consist of:
Common shares ($0.01 par value with an unlimited number of shares authorized, 74,013,275 shares issued and outstanding)	$740,133

Paid in surplus	1,411,125,439

Accumulated undistributed net investment income	38,507,343

Net unrealized appreciation (depreciation)	(196,990,751)

Accumulated net realized gain (loss)	(326,278,250)

Net assets	$927,103,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended July 31, 2010

Investment income:
Interest from unaffiliated investments	$78,039,694

Interest from affiliated investments	136,922

Other	2,075,751

Total income	80,252,367

Expenses:
Investment advisory fee	14,519,953

Custody	467,401

Professional fees	317,453

Accounting & administrative expenses	226,352

Transfer agent fees	91,925

Registration fees	68,825

Reports to shareholders	50,029

Trustees’ fees and related expenses	20,518

Other	47,035

Total operating expense	15,809,491

Interest expense	4,967,309

Total expenses	20,776,800

Net investment income	$59,475,567

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	$(57,866,229)

Forward foreign currency contracts	50,821,686

Swap contracts	11,093,361

Foreign currency transactions	(2,142,559)

Net realized gain	1,906,259

Net increase from payments by affiliates*	2,209,166

Unrealized appreciation/depreciation:
Beginning of the period	(324,613,324)

End of the period:
Investments	(185,102,850)

Swap contracts	10,136,069

Foreign currency translation	216,352

Unfunded commitments	(2,935,288)

Forward foreign currency contracts	(19,305,034)

(196,990,751)

Net unrealized appreciation during the period	127,622,573

Net realized and unrealized gain	$131,737,998

Net increase in net assets from operations	$191,213,565

*	See Note 2 in the Notes to Financial Statements

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	July 31, 2010	July 31, 2009

From investment activities:
Operations:
Net investment income	$59,475,567	$79,395,508

Net realized gain (loss)	1,906,259	(202,553,963)

Net increase from payments by affiliates	2,209,166	-0-

Net unrealized appreciation (depreciation) during the period	127,622,573	(123,657,658)

Change in net assets from operations	191,213,565	(246,816,113)

Distributions from net investment income	(78,663,310)	(100,106,883)

Net change in net assets from investment activities	112,550,255	(346,922,996)

From capital transactions:
Value of shares issued through dividend reinvestment	475,500	-0-

Repurchase of shares	(322,626)	-0-

Net change in net assets from capital transactions	152,874	-0-

Total increase/decrease in net assets	112,703,129	(346,922,996)

Net assets:
Beginning of the period	814,400,785	1,161,323,781

End of the period (including accumulated undistributed net investment income of $38,507,343 and $(3,791,452), respectively)	$927,103,914	$814,400,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended July 31, 2010

Change in net assets from operations	$191,213,565

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(723,983,814)

Sales of investments/principal repayments	662,083,279

Net sales of short-term investments	5,951,794

Purchases of foreign currency	(4,487,697,912)

Sales of foreign currency	4,534,833,164

Amortization of loan fees	(2,516,498)

Net loan fees	(5,471)

Accretion of discount	(17,879,044)

Net realized loss	9,187,102

Net change in unrealized depreciation	(107,210,527)

Increase in restricted cash	(360,000)

Increase in interest receivables	(1,164,371)

Decrease in other assets	6,001

Increase in accrued expenses	23,541

Decrease in other affiliates payables	(112,027)

Decrease in investment advisory payable fees	(1,062,106)

Decrease in deferred compensation and retirement plans	(38,309)

Decrease in accrued interest expenses	(88,655)

Net change in swap contracts	(18,928,312)

Net change in cash segregated for collateral	523,000

Net change in upfront payments on swap contracts	(355,500)

Net change in unfunded commitments	(2,371,378)

Total adjustments	(151,166,043)

Net cash provided by operating activities	40,047,522

Cash flows from financing activities
Proceeds from shares issued through dividend reinvestment	475,500

Repurchased shares	(322,626)

Cash distributions paid	(78,700,396)

Proceeds from and repayments of borrowings	38,500,000

Net cash used for financing activities	(40,047,522)

Net change in cash	0

Cash at the beginning of the period	0

Cash at the end of the period	$0

Supplemental disclosures of cash flow information

Cash paid during the year for interest	$4,995,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Dynamic Credit Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

					June 26, 2007
					(Commencement of
	Year Ended July 31,				Operations) to
	2010		2009	2008	July 31, 2007

Net asset value, beginning of the period	$11.00		$15.69	$18.65	$19.10

Net investment income(a)	0.80		1.07	1.44	0.08

Net realized and unrealized gain/loss	1.79		(4.41)	(2.82)	(0.53)

Total from investment operations	2.59		(3.34)	(1.38)	(0.45)

Less distributions from net investment income	(1.06)		(1.35)	(1.58)	-0-

Net asset value, end of the period	$12.53		$11.00	$15.69	$18.65

Common share market price at end of the period	$11.94		$10.00	$13.30	$19.75

Total return(b)	30.65%		-11.84%	-25.46%	-1.25%*

Net assets at end of period (In millions)	$927.1		$814.4	$1,161.3	$1,379.8

Ratio to average net assets excluding borrowings:
Operating expense	1.74	%(e)	2.97%	1.79%	1.54%

Interest expense	0.55	%(e)(g)	0.79%	0.99%	N/A

Gross expense	2.29	%(e)	3.76%	2.78%	1.54%

Net investment income	6.56	%(e)	10.42%	8.38%	4.58%

Portfolio turnover(c)	56%		36%	43%	0%*

Supplemental ratios:

Ratio to average net assets including borrowings:
Operating expense	1.36	%(f)	2.08%	1.36%	N/A

Interest expense	0.43	%(f)(g)	0.56%	0.75%	N/A

Gross Expense	1.79	%(f)	2.63%	2.11%	N/A

Net investment income	5.12	%(f)	7.30%	6.37%	N/A

Senior indebtedness:
Total borrowing outstanding (in thousands)	$252,500		$214,000	$510,000	$-0-

Asset coverage per $1,000 unit of senior indebtedness(d)	$4,672		$4,806	$3,277	N/A

*	Non-Annualized

(a)	Based on average shares outstanding.
(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(e)	Ratios are based on average net assets applicable to common shares excluding borrowings (000’s omitted) of $907,121.
(f)	Ratios are based on average net assets applicable to common shares including borrowings (000’s omitted) of $1,161,554.
(g)	Prior to 2010, ratios excluded credit line fees.

N/A	= Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen Dynamic Credit Opportunities Fund

Notes to Financial Statements

July 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”), a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “Transaction”), the Fund changed its name from Van Kampen Dynamic Credit Opportunities Fund to Invesco Van Kampen Dynamic Credit Opportunities Fund.
  The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote or broker quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

28        Invesco Van Kampen Dynamic Credit Opportunities Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments.
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

    Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share on the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported on the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Investment Income — Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed income security. Facility fees received are treated as market discounts. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Currency Translation and Foreign Investments — Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.
The Fund invests in issuers located in foreign markets. There are certain risks inherent in these securities not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Foreign markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the

29        Invesco Van Kampen Dynamic Credit Opportunities Fund

Fund’s ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets are defined as the gross asset value of the Fund minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Fund. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (the “Subadviser”). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund’s assets that are allocated to the Subadviser. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
  Prior to the Transaction, the Fund paid $12,043,286 in advisory fees to Van Kampen Asset Management based on the annual rate above of the Fund’s average daily managed assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the closing of the Transaction, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) to 2.22%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  For the year ended July 31, 2010, Van Kampen reimbursed the Fund $2,209,166 for an economic loss due to a trading error.
  The Fund has entered into a master administrative service agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Transaction, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Fund. Pursuant to such agreements, the Fund paid $58,383 to Van Kampen Investments Inc. For the year ended July 31, 2010, expenses incurred under these agreements are shown on the Statements of Operations as “Accounting and administrative expenses”. Additionally, Invesco has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Transaction, under separate legal services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided legal services and the CCO provided compliance services to the Fund. Pursuant to such agreements, the Fund paid $106,984 to Van Kampen Investments Inc.
  For the year ended July 31, 2010, the Fund paid legal fees of approximately $35,800 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A member of that firm is a Trustee of the Fund.
  The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Trustee’s years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500. The deferred compensation and retirement plans were terminated and amounts owned to the Trustees were distributed during the period.
  During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a fund holds 5% or more of the outstanding voting securities.

		Interest/	Market
	Principal/Shares*	Dividend	Value
Name	7/31/10	Income	7/31/10	Cost

Targus Group International, Inc. — Notes	$1,538,831	$97,032	$1,538,831	$4,897,025

Targus Group International, Inc. — Common Shares	62,413	-0-	162,274	-0-

		$97,032	$1,701,105	$4,897,025

*	Shares were acquired through the restructuring of senior loan interests.
  Affiliate transactions during the year ended July 31, 2010 were as follows:

	Principal/Shares			Principal/Shares	Realized	Interest/
	as of	Gross	Gross	as of	Gain/	Dividend
Name	7/31/09	Additions	Reductions	7/31/10	(Loss)	Income

Axia, Inc. — Warrants	$6,352	$-0-	$(6,352)	$-0-	$-0-	$-0-

Axia, Inc. — Term Loan	6,541,418	441,173	(6,982,591)	-0-	-0-	39,890

Targus Group International, Inc. — Notes	-0-	1,538,831	-0-	1,538,831	-0-	97,032

Targus Group International, Inc. — Common Shares	-0-	62,413	-0-	62,413	-0-	-0-

					-0-	$136,922

30        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 3—Capital Transactions

For the years ended July 31, 2010 and 2009, transactions in common shares were as follows:

	Year Ended	Year Ended
	July 31, 2010	July 31, 2009

Beginning Shares	74,005,236	74,005,236

Shares Issued Through Dividend Reinvestment	38,039	-0-

Shares Repurchased	(30,000)	-0-

Ending Shares	74,013,275	74,005,236

The Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or net asset value (NAV), whichever is lower at the time of purchase. For the year ended July 31, 2010, the Fund repurchased 30,000 of its shares at an average discount of 11.20% from net asset value per share.

NOTE 4—Distributions to Shareholders and Tax Components of Net Assets

The Fund intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.
  The tax character of distributions to shareholders paid during the years ended July 31, 2010 and 2009 was as follows:

	July 31, 2010	July 31, 2009

Ordinary income	$78,663,310	$100,610,355

Long-term capital gain	-0-	-0-

Total distributions	$78,663,310	$100,610,355

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	$(199,726,441)

Net unrealized appreciation (depreciation) — other investments	7,417,134

Undistributed ordinary income	32,997,959

Temporary book & tax differences	(673,858)

Capital loss carryover	(308,032,277)

Post-October Capital loss deferral	(16,744,175)

Shares of beneficial interest	1,411,865,572

Total net assets	$927,103,914

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, swaps, defaulted bonds, and bond premium adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of distribution differences.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of July 31, 2010 which expires as follows:

Capital Loss
Carryforward*	Expiration

$431,578	July 31, 2016

76,783,001	July 31, 2017

230,817,698	July 31, 2018

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

31        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 5—Investment Securities

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments and money market funds, if any, were $770,214,664 and $647,363,473, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$32,824,666

Aggregate unrealized (depreciation) of investment securities	(232,551,107)

Net unrealized (depreciation) of investment securities	$(199,726,441)

Cost of investments for tax purposes is $1,422,172,724.

NOTE 6—Reclassification of Permanent Differences

Permanent differences, primarily due to a portion of the capital loss carryforward expiring in the current year, resulted in the following reclassifications among the Fund’s components of net assets at July 31, 2010:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Paid in Surplus

$61,486,538	$(62,591,413)	$1,104,875

NOTE 7—Commitments

Pursuant to the terms of certain Senior Loans agreements, the Fund held the following unfunded loan commitments as of July 31, 2010. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid Senior Loans as a reserve.

Description	Type	Unfunded Commitment	Appreciation/Depreciation

Axia Acquisition Corporation	Revolver	$348,226	$(12,188)

Bright Horizons Family Solutions, Inc.	Revolver	3,000,000	(17,640)

Community Health Systems, Inc.	Revolver	10,000,000	(1,200,000)

Graphic Packaging International, Inc.	Revolver	5,000,000	(450,000)

Lake at Las Vegas Joint Venture	Revolver	484,087	(4,841)

Surgical Care Affiliates, Inc.	Revolver	6,250,000	(875,000)

LJVH Holdings, Inc.	Revolver	5,000,000	(375,000)

White Birch Paper Co.	Term Loan	123,841	(619)

		$30,206,154	$(2,935,288)

NOTE 8—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index. The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Generally upon disposition, a realized gain or loss is recognized.
  Summarized below are the specific types of derivative financial instruments used by the Fund.

A.	Forward Foreign Currency Contracts — A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
During the year ended July 31, 2010, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $3,911,057,567 and $3,949,570,068, respectively.
B.	Credit Default Swaps — The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating

32        Invesco Van Kampen Dynamic Credit Opportunities Fund

credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Schedule of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Schedule of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gain or loss on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the table following the Schedule of Investments, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2010 was $3,287,784. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $22,364,000. If a defined credit event had occurred as of July 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $190,212,000 less the value of the contracts’ related reference obligations.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Schedule of Investments. Cash collateral has been offset against open swap contracts and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain/loss on swap contracts on the Statement of Operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of July 31, 2010.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Currency Contracts	Forward Foreign Currency Contracts	$1,891,109	Forward Foreign Currency Contracts	$(21,196,143)

Credit Contracts	Swap Contracts	2,233,603	Swap Contracts	(3,287,784)

Total		$4,124,712		$(24,483,927)

  The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended July 31, 2010.

Amount of Realized Gain on Derivative Contracts
	Forwards Foreign
Primary Risk Exposure	Currency Contracts	Swaps	Total

Currency Contracts	$50,821,686	$-0-	$50,821,686

Credit Contracts	-0-	11,093,361	11,093,361

Total	$50,821,686	$11,093,361	$61,915,047

33        Invesco Van Kampen Dynamic Credit Opportunities Fund

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
	Forwards Foreign
Primary Risk Exposure	Currency Contracts	Swaps	Total

Currency Contracts	$(16,703,580)	$-0-	$(16,703,580)

Credit Contracts	-0-	18,928,312	18,928,312

Total	$(16,703,580)	$18,928,312	$2,224,732

NOTE 9—Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3% of the Fund’s total assets.
  The Fund has entered into a $400 million revolving credit and security agreement. The revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the year ended July 31, 2010, the Fund incurred fees of $4,967,309, as disclosed on the Statement of Operations. For the year ended July 31, 2010, the average daily balance of borrowings under the revolving credit and security agreement was $254,432,877 with a weighted average interest rate of 0.30%. Effective August 20, 2010, the Fund entered into a $350 million revolving credit and security agreement replacing the previously held $400 million revolving credit and security agreement.

NOTE 10—Indemnifications

Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 11—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 12—Legal Matters

The Fund is one of numerous defendants that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The adversary proceeding, brought in connection with the bankruptcy proceeding styled In re TOUSA, Inc., et al., was filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc., et al. TOUSA, Inc. and its subsidiaries are engaged in the home-building industry. The Fund and other defendants are named as defendants in two separate lending capacities: first, as lenders in a 2005 credit agreement (the “Credit Agreement”); and second, as lenders in a 2007 term loan (the “Term Loan”). Plaintiff alleges that monies used to repay the lenders to the Credit Agreement (the “Credit Lenders”) were part of a fraudulent transfer for which the subsidiaries did not receive reasonably equivalent value and that those monies should be recovered by the estate under the bankruptcy laws. Plaintiff also alleges that subsidiaries of TOUSA, Inc. were forced to become co-borrowers and guarantors of the Term Loan and that they provided liens to the lenders on the Term Loan (the “Term Loan Lenders”), the proceeds of which were used to repay the Credit Lenders. Plaintiff alleges that the liens transfer was a fraudulent transfer for which the subsidiaries did not receive reasonably equivalent value, that the liens and guarantees should therefore be avoided, that certain other preferential transfers should be avoided, and that Plaintiff should receive other equitable relief under the bankruptcy laws. The Fund, as a Credit Lender, moved to dismiss the amended complaint, which was denied on December 4, 2008. The Fund and the other Credit Lenders sought leave to appeal the denial of the motion to dismiss, which was denied on February 23, 2009. Plaintiff thereafter filed Second and Third Amended Complaints. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and Term Loan Lender. A Court-ordered mediation took place in March 2009, but no resolution was reached. The case went to trial and on October 13, 2009, the Court entered Final Judgment in favor of Plaintiff providing: (1) the avoidance of the liens and guarantees; (2) the Credit Lenders repay the amount received in repayment of the Credit Agreement; and (3) the Term Loan Lenders must disgorge any principal and interest received on the Term Loan and any attorneys’ and professional fees paid in connection with the adversary proceeding. The Court also ordered the payment of prejudgment interest on the damages and disgorgement awards. On October 30, 2009, the Court entered the Amended Final Judgment against the defendants, which granted the same relief as the Final Judgment, and ordered that the defendants, including the Fund, post bonds equal to 110% of the damages and disgorgement awards against them. The Fund’s portion of the bond (including amounts the Fund has been ordered to pay in its capacities as Term Loan Lender and Credit Lender) is estimated to be approximately $1.3 million. The Defendants posted those bonds. On May 28, 2010, the Court entered an order providing for additional interest to be paid by the Credit Lenders in connection with the damages award against them. On July 13, 2010, the Court entered an order setting the amounts of the disgorgement awards against the Term Loan Lenders. The Credit Lenders and Term Loan Lenders, including the Fund, have appealed to the district court.
  Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse affect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

34        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 13—Change in Independent Registered Public Accounting Firm

In connection with the Transaction, the Audit Committee of the Board of Trustees of the Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Transaction, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

35        Invesco Van Kampen Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Dynamic Credit Opportunities Fund (formerly known as Van Kampen Dynamic Credit Opportunities Fund, hereafter referred to as the “Fund”) at July 31, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, TX
September 23, 2010

36        Invesco Van Kampen Dynamic Credit Opportunities Fund

Investment Advisory Agreement Approval

During this reporting period, the Board approved the continuation of both the investment advisory agreement with Van Kampen Asset Management and the investment subadvisory agreement with Avenue Europe International Management, L.P. for the period May 19-20, 2010 through June 1, 2010, the date of the closing of the Transaction (as defined below). Additionally, the Board approved an investment advisory agreement and investment subadvisory agreements with Invesco Advisers, Inc. and its affiliates and the investment subadvisory agreement with Avenue Europe International Management, L.P. effective June 1, 2010 through June 30, 2011. Such approvals are discussed below.

Approval of Investment Advisory Agreements in Effect Prior to the Transaction
Both the Investment Company Act of 1940 (the “1940 Act”) and the terms of the Fund’s investment advisory agreement with Van Kampen Asset Management and the investment subadvisory agreement with Avenue Europe International Management, L.P. (together, the “Pre-Transaction Advisory Agreements”) require that the investment advisory agreement between the Fund and its investment adviser and the investment subadvisory agreement between the investment adviser and the investment subadviser be approved annually by a majority of the Board of Trustees of the Fund and by a majority of the independent trustees voting separately.
  At meetings held on May 19-20, 2010, the Board met to consider approving the continuation of the Pre-Transaction Advisory Agreements until the closing of Invesco’s acquisition of Morgan Stanley’s asset management business, including Van Kampen Investments (the “Transaction”). Upon the closing of the Transaction on June 1, 2010, such Pre-Transaction Advisory Agreements terminated. The discussion in this section entitled “Approval of Investment Advisory Agreements in Effect Prior to the Transaction” relates solely to the approval of the Pre-Transaction Advisory Agreements for the period prior to the closing of the Transaction. The Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the Pre-Transaction Advisory Agreements are fair and reasonable and approved the continuance of the Pre-Transaction Advisory Agreements as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board considered the Pre-Transaction Advisory Agreements over a period of several months and the trustees held sessions both with management and separate from management in reviewing and considering the Pre-Transaction Advisory Agreements.

The Board’s Evaluation Process
In approving the Pre-Transaction Advisory Agreements, the Board considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the investment subadviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies and that of the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the investment subadviser and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the Pre-Transaction Advisory Agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the Pre-Transaction Advisory Agreements is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Factors and Conclusions and Summary of Evaluation of Pre-Transaction Advisory Agreements

A.	Nature, Extent and Quality of the Services Provided
On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser and the investment subadviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with management the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser and the investment subadviser support its decision to approve the Pre-Transaction Advisory Agreements.

B.	Performance, Fees and Expenses of the Fund
On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with management the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with management the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees discuss with management the level of subadvisory fees paid by the investment adviser to the investment subadviser. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the Pre-Transaction Advisory Agreements.

C.	Expenses in Providing the Service and Profitability
At least annually, the trustees review the expenses in providing services to the Fund and other funds advised by, and the profitability of, the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The trustees discuss with management the investment adviser’s (and, as applicable, the investment subadviser’s) revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the expenses and profitability support its decision to approve the Pre-Transaction Advisory Agreements.

37        Invesco Van Kampen Dynamic Credit Opportunities Fund

D.	Economies of Scale
On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of profitability, the trustees discuss with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Pre-Transaction Advisory Agreements.

E.	Other Benefits of the Relationship
On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the Pre-Transaction Advisory Agreements.

Approval of Investment Advisory Agreements in Effect After the Transaction
The closing of the Transaction constituted an “assignment” of the Fund’s Pre-Transaction Advisory Agreements and, therefore, pursuant to the 1940 Act, resulted in the automatic termination of the Fund’s Pre-Transaction Advisory Agreements. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreements for the Fund.
  In connection with the Transaction, the Fund’s Board of Trustees approved a new investment advisory arrangement between the Fund and Invesco Advisers, Inc. (“Invesco”), which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “Invesco Advisory Agreements”). In addition to the Invesco Advisory Agreements, the Fund’s Board approved a new investment subadvisory agreement with Avenue Europe International Management, L.P. (“Avenue Europe”) such that Avenue Europe can continue to provide investment subadvisory services to the Fund after the Transaction. Shareholders approved the Invesco Advisory Agreements as well as the investment subadvisory agreement with Avenue Europe on April 16, 2010 (collectively, the “Post-Transaction Advisory Agreements”), which became effective on June 1, 2010. The discussion in this section entitled “Approval of Investment Advisory Agreements in Effect After the Transaction” relates solely to the approval of the Post-Transaction Advisory Agreements for the period subsequent to the closing of the Transaction.

The Board’s Evaluation Process
At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the Post-Transaction Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

Factors and Conclusions and Summary of Evaluation of Post-Transaction Advisory Agreements
In connection with the Board’s consideration of the Post-Transaction Advisory Agreements, the trustees considered the factors discussed above as well as the following:

A.	Nature, Extent and Quality of the Services to be Provided
The Board considered the roles and responsibilities of each of the adviser (and its affiliates) and the investment subadviser, including those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Board noted that the current portfolio management team for the Fund was expected to remain the same under the Post-Transaction Advisory Agreements. The trustees discussed with management the resources available in managing the Fund, including portfolio management personnel. The trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) and the investment subadviser support its decision to approve the Post-Transaction Advisory Agreements.

B.	Projected Fees and Expenses of the Fund
The Board considered that the advisory fee rate for the Fund would remain the same under the Post-Transaction Advisory Agreements as they were under the previous investment advisory agreement and investment subadvisory agreement. The Board had previously determined that such fees were acceptable under such investment advisory agreement and investment subadvisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the Post-Transaction Advisory Agreements.

C.	Expenses in Providing the Service and Profitability
At least annually, the trustees expect to review expenses in providing services to the Fund and other funds advised by, and the profitability of, Invesco and the investment subadviser. In connection with the Fund, the trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of projected expenses and profitability support its decision to approve the Post-Transaction Advisory Agreements.

D.	Economies of Scale
The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the Post-Transaction Advisory Agreements, the Board will consider whether economies of scale exist and should be passed along to shareholders.

E.	Other Benefits of the Relationship
The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board). The trustees reviewed with Invesco these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the Post-Transaction Advisory Agreements.

38        Invesco Van Kampen Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39        Invesco Van Kampen Dynamic Credit Opportunities Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Dynamic Credit Opportunities Fund was held on Friday, April 16, 2010. The Meeting was held for the following purposes:

(1)	To approve a new investment advisory agreement with Invesco Advisers, Inc.

(2)	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates.

(3)	To approve a new investment sub-advisory agreement between Invesco Advisers, Inc. and Avenue Europe International Management, L.P.

The results of the voting on the above matters were as follows:

			Votes	Votes	Broker
	Matters	Votes For	Against	Abstained	Non-Votes

(1)	To approve a new investment advisory agreement with Invesco Advisers, Inc.	34,962,869	1,104,771	3,169,393	0
(2)	To approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates	34,865,136	1,188,547	3,183,350	0
(3)	To approve a new investment sub-advisory agreement between Invesco Advisers, Inc. and Avenue Europe International Management, L.P.	34,716,316	1,239,859	3,280,858	0

40        Invesco Van Kampen Dynamic Credit Opportunities Fund

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1997	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J. Kerr — 1935 Trustee	1997	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

 Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Trustees and Officers — (continued)

Number of
Funds in
Fund
Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Kevin M. Carome — 1956 Vice President	2010	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom , LLP 155 West Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-22043
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-DCO-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 7/31/2010	Services Rendered to	year end 7/31/2009
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	7/31/2010	Requirement(1)	7/31/2009	Requirement(1)

Audit Fees	$62,600	N/A	$79,500	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,000	0%	$3,720	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$68,600	0%	$83,220	0%
PWC billed the Registrant aggregate non-audit fees of $6,000 for the fiscal year ended July 31, 2010. D&T billed the Registrant aggregate non-audit fees of $3,720 for the fiscal year ended July 31, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end July 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end July 31, 2009 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	7/31/2010 That Were	Provided for fiscal year	7/31/2009 That Were	Provided for fiscal year
	Required	end 7/31/2010	Required	end 7/31/2009
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended July 31, 2010, and $0 for the fiscal year ended July 31, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Applicable to	Retail Accounts

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.
VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Gregory Stoekle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Phillip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of July 31, 2010:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles			Other Accounts
		Managed (assets in		Managed (assets in			Managed
	Dollar Range	millions)		millions)			(assets in millions)
	of	Number		Number			Number
Portfolio	Investments	of		of			of
Manager	in Each Fund[1]	Accounts	Assets	Accounts	Assets		Accounts	Assets
Invesco Van Kampen Dynamic Credit Opportunities Fund
Scott Baskind	None	None	None	2 [2]	$1,359.4	[2]	2	$581.7
Gregory Stoekle	None	4	$3,934.4	27 [3]	$10,994.3	[3]	4	$1,837.7
Phillip Yarrow	None	2	$2,499.6	None	None		None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

[2]	This amount includes 1 fund that pays performance-based fees with $418.6 M in total assets under management.

[3]	This amount includes 13 funds that pay performance-based fees with $5,083.9 M in total assets under management.

     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[4]
Invesco [5,6,7] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

[4]	Rolling time periods based on calendar year-end.

[5]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[6]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[7]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[8]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: October 12, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: October 12, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: October 12 , 2010

TABLE OF CONTENTS

Item 1. Reports to Stockholders.
EXHIBIT INDEX
EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.